NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2023
NON-CONTROLLING INTERESTS
Schedule of effects of changes in Company's ownership interest in less than wholly owned subsidiaries on equity attributable to Canadian Solar Inc

	Year ended December 31,
	2021	2022	2023
Net income attributable to Canadian Solar Inc.	$95,248	$239,968	$274,187
Transfers from the non-controlling interests:
Increase in the Company’s paid-in capital from transfer of equity interest in subsidiary and subsidiary’s offering of its equity interests	—	11,185	244,629
Increase in the Company’s accumulated other comprehensive loss from transfer of equity interest in subsidiary and subsidiary’s offering of its equity interests	—	544	38,395
Net transfers from non-controlling interests	—	11,729	283,024
Change from net income attributable to Canadian Solar Inc. and transfers from non-controlling interests	95,248	251,697	557,211